UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2020

OWC Pharmaceutical Research Corp.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-54856	98-0573566
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Ben Gurion St., Ramat Gan Israel 5257334		4514760
(Address of Principal Executive Offices)		(Zip Code)

+972-72-260-8004

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	OWCP	OTCPQB

Item 8.01. Other Events.

On March 30, 2020, the board of directors (the “Board”) of OWC Pharmaceutical Research Corp. (the “Company”), approved the deregistration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Section 13(a) and 15(d) of the Exchange Act (the “Deregistration”). The Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on or about March 31, 2020 to effect the Deregistration. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. In addition, effective March 31, 2020, the Company’s common stock will no longer be eligible for quotation on the OTC QB.

On March 31, 2020, the Company issued a press release announcing its intention to effect the Deregistration. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Information and Exhibits.

(d) Exhibits

99.1	Press Release, dated March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2020

OWC PHARMACEUTICAL RESEARCH CORP.

By:	/s/ Zvi Riterband
Name:	Zvi Riterband
Title:	Chief Executive Officer